UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

Personalis, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38943	27-5411038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Dumbarton Circle Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

(650) 752-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PSNL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2024, Personalis, Inc. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Tempus AI, Inc. (“Tempus”) pursuant to which the Company issued and sold 3,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price per share of $5.07, representing the last reported closing price of the Common Stock on The Nasdaq Global Market on August 15, 2024. The Company received $17,745,000 of aggregate gross proceeds from the sale of the Shares.

Pursuant to the terms of the Investment Agreement, the Company agreed to register the resale of the Shares by filing a registration statement with the U.S. Securities and Exchange Commission within 30 calendar days of the date of sale of the Shares.

On November 28, 2023, the Company issued Tempus (1) a warrant to purchase up to 4,609,400 shares of Common Stock at an exercise price per share of $1.50 and (2) a warrant to purchase up to 4,609,400 shares of Common Stock at an exercise price per share of $2.50 (together, the “Warrants”). In accordance with the Investment Agreement, on August 16, 2024, Tempus exercised the Warrants in full at their respective exercise prices for an aggregate of 9,218,800 shares of Common Stock at an aggregate purchase price of $18,437,600.

In connection with the Investment Agreement, on August 16, 2024, the Company and Tempus entered into an amendment (the “Amendment”) to the Commercialization and Reference Laboratory Agreement, dated November 25, 2023, by and between the Company and Tempus (the “Commercialization Agreement”), pursuant to which the parties extended the notice period for termination for convenience of the Commercialization Agreement to 30 months, added certain obligations of the Company in the event of an assignment of the Commercialization Agreement or any interest thereunder to a competitor of Tempus or in connection with a change of control transaction with a competitor of Tempus, and increased the number of new patients for which the Company commits to maintain laboratory capacity in certain circumstances.

The Investment Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Investment Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Investment Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Investment Agreement is included with this filing only to provide investors with information regarding the terms of transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing summaries of the Investment Agreement and the Amendment are qualified in their entirety by reference to the full text of the Investment Agreement and the Amendment, copies of which are attached to this report as Exhibit 4.1 and Exhibit 10.1, respectively, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information related to the issuance of the Shares contained in Item 1.01 of this report is incorporated by reference under this Item 3.02.

The issuance of the Shares was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Tempus represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Shares are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates for the Shares.

Item 7.01 Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release announcing that the Company has entered into the Investment Agreement and the Amendment with Tempus and Tempus has exercised the Warrants in full. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section of the Securities Act. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1*	Investment Agreement, dated August 16, 2024, by and between Personalis, Inc. and Tempus AI, Inc.

10.1*#	Amendment No. 1 to the Commercialization and Reference Laboratory Agreement, dated August 16, 2024, by and between Personalis, Inc. and Tempus AI, Inc.

99.1	Press Release dated August 16, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC, certain schedules and attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit.

#

Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted because the Company customarily and actually treats such omitted information as private or confidential and because such omitted information is not material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2024	Personalis, Inc.

	By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer and Chief Operating Officer